Exhibit 10.1

SIXTH AMENDMENT TO FIFTH AMENDED

AND RESTATED LOAN AGREEMENT

This Sixth Amendment to Fifth Amended and Restated Loan Agreement, dated as of June 17, 2005, by and among The J. Jill Group, Inc., a Delaware corporation (“BORROWER”) on the one hand, and Citizens Bank of Massachusetts, HSBC Bank USA, National Association, and TD Banknorth, N.A., formerly known as Banknorth, N.A. (collectively, “LENDERS”) and Citizens Bank of Massachusetts as agent (“AGENT”) for the LENDERS, on the other hand.

WITNESSETH:

WHEREAS, BORROWER, LENDERS and AGENT are parties to that certain Fifth Amended and Restated Loan Agreement dated as of June 29, 2001, as amended by First Amendment thereto dated as of August 28, 2001; by Second Amendment thereto dated as of July 25, 2002; by Third Amendment thereto dated as of June 26, 2003; by Fourth Amendment thereto dated as of September 30, 2004; and by Fifth Amendment thereto dated December 27, 2004 (collectively, the “LOAN AGREEMENT”); and

WHEREAS, BORROWER, LENDERS and AGENT wish to amend the LOAN AGREEMENT as more particularly hereafter set forth.  Capitalized terms used herein without definition shall have the meanings ascribed to them in the LOAN AGREEMENT.

NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereby agree that the LOAN AGREEMENT is hereby amended as follows:

Section 9.13 of the LOAN AGREEMENT is hereby deleted in its entirety and the following is substituted therefor:

“Section 9.13  The BORROWER and its SPECIAL SUBSIDIARIES on a consolidated basis will not permit DEBT SERVICE COVERAGE to be less than the following ratios for the following periods: (i) as of June 25, 2005 for the twelve (12) month period ending on or about June 25, 2005: 1.35 to 1; as of September 24, 2005 for the twelve (12) month period ending on or about September 24, 2005: 1.35 to 1; as of December 31, 2005 for the twelve (12) month period ending on or about December 31, 2005, and as of each fiscal quarter thereafter for the twelve (12) month period ending on each such fiscal quarter thereafter: 1.50 to 1.”

Except as hereby amended, the LOAN AGREEMENT is hereby ratified, confirmed and republished.

IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the date first above written.

CITIZENS BANK OF MASSACHUSETTS		THE J. JILL GROUP, INC.

By:	/s/ Lori B. Leeth	By:	/s/ Linda L. Trudel
	Lori B. Leeth, Senior Vice President	Name:	Linda L. Trudel
		Title:	VP / Corporate Controller

HSBC BANK USA, NATIONAL ASSOCIATION		TD BANKNORTH, N.A., formerly known as
BANKNORTH, N.A.

By:	/s/ KerryAnne O’Callaghan	By:	/s/ Linda A. Moulton
	KerryAnne O’Callaghan, Asst. Vice President		Linda A. Moulton, Senior Vice President